Exhibit 99.1
C R U S A D E R E N E R G Y I N V E S T O R P R E S E N T A T I O N September 2008 Crusader Energy Group Inc. AMEX: KRU

This presentation contains "forward-looking statements" within the meaning of the Federal securities laws and regulations. Forward-looking statements are estimates and predictions by management about the future outcome of events and conditions that could affect Crusader's business, financial condition and results of operations. We use words such as, "will," "should," "could," "plans," "expects," "likely," "anticipates," "intends," "believes," "estimates," "may," and other words of similar expression to indicate forward-looking statements. There is no assurance that the estimates and predictions contained in our forward-looking statements will occur or be achieved as predicted. Any number of factors could cause actual results to differ materially from those referred to in a forward-looking statement, including drilling risks, operating hazards and other uncertainties inherent in the exploration for, and development and production of, oil and natural gas; volatility in oil and natural gas prices, including the adverse impact of lower prices on the amount of our cash flow available to meet capital expenditures, our ability to borrow and raise capital and on the values attributed to our proven reserves; drilling and operating risks in the unconventional shales and other reservoirs in which we operate, including uncertainties in interpreting engineering, reservoir and reserve data; the availability of technical personnel and drilling equipment; the timing and installation of processing and treatment facilities, third-party pipelines and other transportation facilities and equipment; changes in interest rates; and increasing production costs and other expenses. Further information on risks and uncertainties affecting our business is described under Risk Factors available in our reports filed with the Securities and Exchange Commission ("SEC") which are incorporated by this reference as though fully set forth herein. We undertake no obligation to publicly update or revise any forward-looking statement. This presentation includes certain non-GAAP financial measures. Reconciliation and calculation schedules for the non-GAAP financial measures can be found on our website at www.crusaderenergy.com/investor Reserve estimates and estimates of reserve potential or upside were made by our internal engineers without review by an independent petroleum engineering firm. We believe our estimates of proved reserves comply with criteria provided under rules of the SEC. The SEC has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms "probable", "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. 1 FORWARD LOOKING STATEMENTS AND OTHER QUALIFICATIONS

Executive Summary 2 Crusader Energy Group Inc. AMEX: KRU

Crusader Energy Group Inc. (the "Company" or "Crusader") is a Rapidly Growing E&P Company Headquartered in Oklahoma City Focused on Four Core Basin-Centered Plays: Anadarko, Ft. Worth, Permian and Williston Basins Estimated Proved Reserves of Approximately 195 Bcfe, 80% Natural Gas, PV10 of $1.05 bn as of June 30, 2008 (Based on SEC Price Assumptions) 2P Reserves of 447 Bcfe, PV10 of $1.93 bn Current Production Exceeds 30 Mmcfe Per Day Approximately 1,000,000 Gross Acres (465,000 Net Acres), Approximately 90% Undeveloped Crusader Recently Completed a Reverse Merger with Westside Energy (AMEX: WHT), a Publicly Traded Small-Cap E&P Company with Barnett Shale Operations and the Crusader Entities1 Crusader has a Large, Low-Risk Project Inventory with the Required Capital to Develop Capital Expenditures for Remainder of 2008 Estimated at $145 mm, 2008 total ~ $250 mm Capital will be Deployed Across Crusader's Various Development Areas in a Balanced Manner Production and Adjusted EBITDA Growth for the First Half of 2008 were Approximately 69% and 137%, Respectively, as Compared to the First Half of 2007 During 2008, Crusader Raised $250mm Through a Second Lien Term Loan to Refinance its Existing Debt and Fund its Planned 2008/2009 and Beginning of 2010 Drilling Program. This Facility is in Addition to the Existing $140 MM Senior Facility Executive Summary 1 All Reserve, Production and Financial Metrics Included Herein are Pro forma Unless Otherwise Noted 3

Pro forma Capitalization - Sources and Uses Note: Crusader Generated $30.6mm of Pro forma Adjusted EBITDA in 2Q2008, Representing an Annualized $122.3 mm 4 Pro forma Capitalization ($mm) Sources and Uses ($mm) 6/30/08PF1 Adjustments 6/30/08 as Adj. Cash $ 10.9 $ 102.4 $ 113.3 Revolving Credit Facility1 $ 100.0 $ (100.0) $ - Existing Debt 30.0 (30.0) - Second Lien Term Loan - 250.0 250.0 Total Debt $ 140.9 $ 250.0 Shareholders' Equity 407.5 407.5 Total Capitalization $ 548.4 $ 657.5 Memo: Net Debt $ 136.7 Credit statistics: 6/30/08 Annualized Pro forma Adjusted EBITDA $ 122.3 Net Debt/Annualized 2Q08 Adjusted EBITDA 1.1x Gross Debt/Annualized 2Q08 Adjusted EBITDA 1.8x Sources Uses $100mm Revolving Credit Facility $ - Refinance Existing Debt $130.0 Second Lien Term Loan 250.0 Pre-Fund Capex/Cash 102.4 Fees & Expenses 17.6 Total Sources $ 250.0 Total Uses $250.0

Key Investment Highlights 5

Crusader Management History and Track Record Management Team has an Average of 25 Years of Industry Experience Strong Track Record of Creating Value for Investors 1996 1997 1998 1999 2000 2001 2002 2003 1995 2004 2005 2006 2007 1995 2000 2003 2004 2005 2005 2007 2002 Sold Le Norman Energy to Patina Oil & Gas for $72mm Joined Patina Oil & Gas as Sr. VP in Charge of Acquisitions and Divestitures 2004 Patina Sold to Noble Energy for $3.4bn $2.7bn Increase in Market Cap. During Le Norman's Tenure at Patina 2005 Formed Crusader Energy II, LLC $48mm Equity Investment 2005 Formed Crusader Energy III, LLC $12mm Equity Investment 2006 Crusader Energy II and Crusader Energy III Consolidated into Knight Energy Group, LLC with $175mm New Equity Investment Formed Le Norman Energy $120K Equity Investment Formed Le Norman Partners $4mm Equity Investment Sold Le Norman Partners for $40mm to Patina Oil & Gas Formed Crusader Energy Corp. $38mm Equity Investment Sold Crusader Energy Corp. to Encore Acquisition for $107.5mm Formed Hawk Energy Fund I, LP $38mm Equity Investment Signed Merger Agreement with Westside Energy Corp. 2007 Formed Knight Energy II, LLC $158mm Equity Investment 6 6

Company Overview 7 Crusader Energy Group Inc. AMEX:KRU

Core Operating Basins Ft Worth - Barnett Net Acreage: 76,000 1P Reserves: 33.6 2P Reserves: 103.9 2P Drilling Locations: 124 Williston Net Acreage: 23,500 1P Reserves: 0.4 2P Reserves: 29.5 2P Drilling Locations: 33 Permian Net Acreage: 82,500 1P Reserves: 8.6 2P Reserves: 53.8 2P Drilling Locations: 62 Anadarko Net Acreage: 262,000 1P Reserves: 151.7 2P Reserves: 252.7 2P Drilling Locations: 841 Note: Areas Listed Above Exclude Some Non-Core Operating Areas 8 Current Proved Reserves of 195 Bcfe 42% Proved Developed 80% Gas PV10 - $1.05 bn 17.8 Year Reserve Life Index 30 Mmcfe/d Current Production Current 2P Reserves of 447 Bcfe PV10 of $1.93 bn 490 Producing Wells / 235 Operated 1,000,000 Gross Acres / 465,000 Net Approximately 12,800 Potential Drilling Locations Asset Overview

Business Strategy Leverage Horizontal Drilling Expertise Transfer New Horizontal Multi-Stage, Isolation for Stimulation/Completion Procedures Operate in Multiple Core Areas to Combine Production Characteristics and Balance Portfolio Provides Consistent Production and Reserve Growth Diversifies Exposure to Different Product Pricing Risks on an Area-by-Area Basis Focus on Areas where Both Unconventional Targets are Coupled with an Array of Conventional Productive Horizons Consistently Grow Production and Reserves by Utilizing Multi-Year Drilling Inventory Approximately 12,800 Identified Drilling Locations in Inventory Reduce Risk Exposure by Allocating the Majority of Capital Spending to Long-Term Development Projects in Areas where Multiple Productive Horizons and Repeatable Success Rates Exist Protect Future Cash Flows with Derivative Program Equip Geo-Scientists and Engineers with State-of-the-Art Seismic, Well Logging, Completion Systems & Techniques, and Other New Technologies Target Complimentary Acquisitions in Core Areas that Increase Ownership in Existing, Identified Drilling Sites Capitalize on Technical Expertise, Regional Experience, and Core Competency Transfer Continue to Reward and Provide Incentives to Employees Through Additional Equity Awards Based Upon Service and Performance to Further Align Their Interests with that of Stockholders Focus in Core Operating Areas Execute on Existing Drilling Inventory Manage Risk Continue Complimentary Acquisitions Equity Ownership 9

Production (Quarterly Average Mcfe/d) Crusader Has a Track Record of Significant Production Growth Column 1 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 Q2 478 Q3 562 Q4 2582 Q1 6607 Q2 9593 Q3 13119 Q4 14588 Q1 14987 Q2 17574 Q3 20542 Q4 22525 Q1 25604 Q2 28947 2005 2006 2007 2008 In Excess of Over 80% of Production Growth has been Driven by the Drill Bit CAGR 293% 10

(CHART) As Reported (1) As Reported (1) As Reported (1) As Reported (1) As Reported (1) As Reported (1) As Reported (1) As Reported (1) As Reported (1) Year Ended Year Ended Year Ended Three Months Ended Three Months Ended Three Months Ended Six Months Ended 2006 2007 31-Mar-08 30-Jun-08 30-Jun-08 Lease Operating 755,534 3,671,087 $1,492,070 $1,558,378 $3,050,448 Production Taxes 542,785 2,145,924 $1,090,575 $1,681,044 $2,771,619 G&A (2) 857,844 4,028,352 $1,604,650 $2,090,009 $3,694,659 MCFE 1,180,269 4,768,386 1,523,531 1,828,441 3,351,972 LOE/MCFE $0.64 $0.77 $0.98 $0.85 $0.91 Production Tax/MCFE $0.46 $0.45 $0.72 $0.92 $0.83 G&A/MCFE $0.73 $0.84 $1.05 $1.14 $1.10 Total $1.83 $2.06 $2.75 $2.91 $2.84 11 Financial Review $1.83 2006 2007 1st Qtr 2008 2nd Qtr 2008 1st H 2008 - As Reported in the Quarterly Report on Form 10-Q of Crusader for the Quarter ended June 30, 2008 and the Proxy filed on May 28, 2008 - Excludes Non-Cash Stock Based Compensation

12 KRU Oil & Natural Gas Derivatives (as of September 9, 2008) Natural Gas Production Natural Gas Production Natural Gas Production Natural Gas Production Natural Gas Production Collars Collars Collars Collars Collars Swaps Swaps Swaps Puts Puts Puts Total MCF Floor Ceiling MCF MCF Floor Volume 2008 Sep 341,000 $8.09 $10.57 10,000 $ 7.75 15,150 $8.00 366,150 Oct - Dec 1,030,000 $8.09 $10.56 30,000 $ 7.75 45,450 $8.00 1,105,450 2009 Jan - Mar 785,500 $8.11 $10.15 - $ - 259,131 $8.00 1,044,631 2009 Apr - Jun 492,000 $8.00 $9.65 - $ - 259,131 $8.00 751,131 2009 Jul - Dec 882,000 $8.00 $9.56 - $ - 518,262 $8.00 1,400,262 2010 Jan - Dec - - $ - - $ - 2,144,988 $8.00 2,144,988 Oil Production Oil Production Oil Production Collars Collars Collars Collars Collars Bbls Floor Ceiling 2008 Sep - Dec 75,040 $77.74 $88.00 2009 Jan - Dec 163,200 $79.56 $117.62 2010 Jan - Dec 115,200 $100.00 $161.75

(CHART) Year-End Proved Reserves Prepared by LaRoche Petroleum Consultants 6/30/08 Reserves Updated by the Company Crusader Reserve Overview (CHART) Proved Reserves by Reserve Category 195.3 Bcfe 1P reserves 195.3 Bcfe 1P Reserves Note: June 30, 2008 Reserves were Calculated with Flat NYMEX Pricing of $13.095 / Mmbtu and $136.50 / Bbl 13 42% Proved Developed Proved Reserves by Region Proved Reserve Summary 6/30/2008 6/30/2008 6/30/2008 6/30/2008 6/30/2008 6/30/2008 6/30/2008 12/31/2007 Reserves Gas (Bcf) Oil (Mbbl) Total (Bcfe) PV-10 (mm) Reserves (Bcfe) Proved Developed Producing 55.9 2.1 68.4 $440 45.4 Proved Developed Non-producing 11.8 0.2 13.3 $73 14.7 Proved Undeveloped 87.7 4.3 113.6 $532 95.4 Total Proved 155.4 6.6 195.3 $1,045 155.5

6/30/08 Reserves Updated by the Company Crusader Reserve Overview Source: Company provided data, Westside proxy statement PDP 0.15 PDNP 0.03 PUD 0.25 PROB 0.57 447 Bcfe 2P Reserves (CHART) 447 Bcfe 2P Reserves Note: June 30, 2008 Reserves were Calculated with Flat NYMEX Pricing of $13.095 / Mmbtu and $136.50 / Bbl 14 Proved and Probable Reserve Summary Proved and Probable Reserves by Region Proved and Probable Reserves by Reserve Category June 30, 2008 June 30, 2008 June 30, 2008 June 30, 2008 June 30, 2008 June 30, 2008 June 30, 2008 Reserves Gas (Bcf) Oil (Mbbl) Total (Bcfe) PV-10 (mm) Proved Developed Producing 55.9 2.1 68.4 $440 Proved Developed Non-producing 11.8 0.2 13.3 73 Proved Undeveloped 87.7 4.3 113.6 532 Total Proved 155.4 6.6 195.3 $1,045 Probable 199.7 8.7 251.6 883 Total 2P 355.1 15.3 446.9 $1,928

Crusader Near Term Projects and Key Objectives Approximately 67 Gross/27 Net New Wells to be Drilled in Second Half 2008 (Total 2008 Estimated at 131 Gross/61 Net New Wells) Continue to Transfer our Horizontal Drilling and Multi-Stage Completion Expertise to Our Existing and Future Properties Continue to Develop the Existing Cleveland Play and Begin Expanding into New Prospect Areas Began Company-Operated Drilling Program in the Bakken Shale Play Acquiring 3D Seismic and Began a Company-Operated Drilling Program in the West Texas Shales Acquiring 3D Seismic and will Participate in Development of Non-Operated Drilling Program in South Louisiana Consolidate Through Acquisition/Trade Assets in Crusader's Core Operating Basins 15

Significant Organic Growth Potential Risk Profile Medium Permian (40 ac) Weyer- haeuser High Mayfield North/SE Barnett Sidney Bakken Eureka Lard Ranch Biscuit Hill Anadarko Base / Growth Baca County Balko Cleveland Play Low Total: 200 197 67 Permian (80 ac) South Louisiana Whitten- burg (160 ac) Mercury Bells 16 Whitten- burg (80 ac ) SW Barnett State Park /South Ardmore Gross Wells in Inventory 2 Half2008 Wells 2009E Wells 2009E Wells 2010E Wells Gross Wells in Inventory 2 Half2008 Wells 2009E Wells 2009E Wells 2010E Wells 1,160(9%) 57(85%) 149 (75%) 143 (71%) 1,160(9%) 57(85%) 149 (75%) 143 (71%) 6,353(50%) 10 (15%) 43 (22%) 52 (26%) 5,29041% 00% 5 (3%) 5 (3%) 5,29041% 00% 5 (3%) 5 (3%) 12,803 Large, Multi-Year Drilling Inventory Other

Detailed Asset Overview 17 Crusader Energy Group Inc. AMEX: KRU

(CHART) (CHART) Top Producing Fields Proved Reserves by Field (Bcfe) 2P Reserves by Field (Bcfe) Production by Field (Mcfe/d) Top Producing Fields 18 (CHART) As of June 30, 2008 As of June 30, 2008 As of June 30, 2008 As of June 30, 2008 As of June 30, 2008 As of June 30, 2008 Reserves (Bcfe) Reserves (Bcfe) Reserves (Bcfe) % of Total % of Total Field Current Net Production (Mcfe/d) Proved Probable 2P Proved 2P Cleveland Play 8,156 46.0 24.7 70.7 23.5% 15.8% SE Barnett 4,813 15.3 54.6 69.9 7.8% 15.6% North Barnett 2,852 18.3 5.0 23.3 9.4% 5.2% Anadarko Growth 2,280 11.7 4.9 16.6 6.0% 3.7% Mayfield 2,091 22.3 3.2 25.5 11.4% 5.7% Lard Ranch 2,048 17.7 6.0 23.7 9.1% 5.3% Eureka 2,018 4.9 5.7 10.6 2.5% 2.4% Top Producing Fields 22,758 136.2 104.1 240.3 69.7% 53.7% Other 6,772 59.1 147.5 206.6 30.3% 46.3% Total 31,300 195.3 251.6 446.9 100.0% 100.0%

Anadarko Basin Overview Areas of Interest 19 Proved Reserves: 151.7 Bcfe Probable Reserves: 101.0 Bcfe Total Net Acres: 262,000 Potential Drilling Locations: 865 Wells Current Net Production: 23,023 Mcfe/d 2007 Wells Drilled: 63 Wells at 95% Success Rate 2008 1st Half Wells Drilled: 50 Wells at 94% Success Rate 2008 2nd Half Planned New Wells: 46 Wells Snapshot Crusader Operated with 4 Rigs Running Consolidated Interests in the Cleveland Play; First Quarter 2008 Closed 2 Acquisitions of 8% Working Interest Significant Improvements in Drilling Time, Frac Technique and Total Well Cost Through Optimization and Best Practices Other Zones of Interest Include Marmaton, Cottage Grove, Granite Wash, and Simpson Dolomite Key Partners Include Chesapeake, Encore and Newfield Highlights

Line 1 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 6 0.5 7 0.72 8 0.98 9 1.27 10 1.6 Anadarko Basin - Cleveland Play Rate of Return (Pre-tax) Play Economics $/Mcf Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -3000 1 282 2 2037 3 3148 4 3961 5 4601 6 5124 7 5567 8 5948 9 6284 10 6582 11 6848 12 7091 13 7310 14 7509 15 7689 Year Type 1 0 1920 1 1667 2 1447 3 1285 4 1159 5 1057 6 973 7 903 8 842 9 790 10 743 11 704 12 669 13 636 14 606 15 579 16 555 17 532 18 511 19 492 20 474 21 458 22 442 23 428 24 415 25 403 26 391 27 380 28 369 29 359 30 349 31 340 32 332 33 324 34 316 35 309 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Month Type Curve Gross Production (Mcfe/d) Year 20 Gross Reserves (EUR): 1.0 Bcf Gas and 80 Mbbl Oil WI/NRI (Avg): 50% / 40.6% (Operated) D&C Capex: $3.0 Million F&D Costs: $2.49/Mcfe (6:1); $2.05/Mcfe (10:1) Type Curve ROR: 98% at $8/Mcf Henry Hub and $100/Bbl NYMEX Drilling History: 40 Horizontal Wells Drilled and Completed in the Last Two Years Well Spacing/Type: Approx. 200 Acres (Possible Reduction to 120 Acres) Depth: 8,500' TVD 13,000' MD Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s)

Anadarko Basin - Eureka Rate of Return (Pre-tax) Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s) Play Economics Line 1 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 6 0.41 7 0.59 8 0.76 9 0.94 10 1.13 $/Mcf Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -2000 1 -750 2 769 3 1863 4 2630 5 3156 6 3499 7 3655 Year Type 1 0 1000 1 1000 2 1000 3 1000 4 1000 5 1000 6 1000 7 1000 8 1000 9 1000 10 1000 11 1000 12 987 13 963 14 940 15 917 16 894 17 872 18 851 19 830 20 810 21 789 22 771 23 753 24 734 25 716 26 699 27 682 28 665 29 648 30 633 31 617 32 602 33 587 34 573 35 560 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Month Type Curve Gross Production (Mcfe/d) Year 21 Gross Reserves (EUR): 1.35 Bcf Gas WI/NRI (Avg): 12% / 9.6% (Non-Operated) D&C Capex: $2.0 Million F&D Costs: $1.85/Mcfe (6:1); $1.85/Mcfe (10:1) Type Curve ROR: 76% at $8/Mcf Henry Hub and $100/Bbl NYMEX Drilling History: 18 Wells Drilled and Completed in the Last Two Years Well Spacing/Type: 160 Acres Depth: 7,250' TVD

Anadarko Basin - Lard Ranch Rate of Return (Pre-tax) Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s) Play Economics Line 1 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 6 0.46 7 0.62 8 0.81 9 1.03 10 1.26 $/Mcf Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -3000 1 -443 2 1202 3 2367 4 3291 5 4067 6 4738 7 5333 8 5869 9 6360 10 6811 11 7229 12 7620 13 7989 14 8335 15 8662 Year Type 1 0 1967 1 1692 2 1497 3 1351 4 1235 5 1141 6 1063 7 998 8 941 9 892 10 848 11 811 12 778 13 747 14 718 15 693 16 669 17 647 18 627 19 608 20 591 21 575 22 560 23 546 24 533 25 521 26 509 27 498 28 487 29 477 30 467 31 458 32 449 33 441 34 433 35 426 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Month Type Curve Gross Production (Mcfe/d) Year 22 Gross Reserves (EUR): 2.5 Bcf Gas and 35 Mbbl Oil WI/NRI (Avg): 27.5% / 21.45% (Non-Operated) D&C Capex: $3.0 Million F&D Costs: $1.42/Mcfe (6:1); $1.35/Mcfe (10:1) Type Curve ROR: 86% at $8/Mcf Henry Hub and $100/Bbl NYMEX Drilling History: 17 Horizontal Wells Drilled and Completed in the Last Two Years Well Spacing/Type: Approx. 100 Acres Depth: 8,500' TVD 12,000' MD

Anadarko Basin - Major Pipelines 23

Ft. Worth Basin - Barnett Shale Play Overview Areas of Interest 24 Proved Reserves: 33.6 Bcfe Probable Reserves: 103.9 Bcfe Total Net Acres: 76,000 Potential Drilling Locations: 177 Wells (Excl. Large Acreage Block to Southwest) Current Net Production: 7,662 Mcfe/d 2007 Wells Drilled: 10 Wells at 100% Success Rate 2008 1st Half Wells Drilled: 6 Wells at 100% Success Rate 2008 2nd Half Planned New Wells: 8 Wells Snapshots Crusader/Forest Operated with Two Rigs Running in Hill/Ellis Counties with Expansion Opportunity Available Rapidly Evolving Completion Technology in Area Due to Extremely High Activity Level Near Term Activity Focused in Hill/Ellis Counties Large Acreage Block to Southwest in Area of Very Early Activity by Other Operators Key Partners Include Forest, Devon, and Range Highlights

Ft. Worth Basin - North Barnett Shale Play Play Economics Rate of Return (Pre-tax) Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s) Year Type 1 0 906 1 829 2 743 3 674 4 617 5 570 6 530 7 496 8 466 9 439 10 416 11 396 12 377 13 360 14 344 15 330 16 317 17 305 18 294 19 284 20 274 21 265 22 257 23 249 24 242 25 235 26 229 27 223 28 217 29 211 30 206 31 201 32 196 33 192 34 188 35 184 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Type Curve Month Gross Production (Mcfe/d) Line 1 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 60 0.14 70 0.22 80 0.31 90 0.41 100 0.52 Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -2500 1 -925 2 138 3 819 4 1319 5 1714 6 2037 7 2310 8 2545 9 2751 10 2933 11 3095 12 3241 13 3374 14 3494 15 3604 $/BBL Year 25 Gross Reserves: 75 MBbls Oil and 400 Mmcf Gas WI/NRI(Avg): 50% / 37.5% (Operated) D&C Capex: $2.5 Million F&D Costs: $3.92/Mcfe (6:1); $2.90/Mcfe (10:1) Type Curve ROR: 45% at $8/Mcf Henry Hub and $100/Bbl NYMEX Drilling History: 8 Horizontal Wells Drilled and Completed in the Last Year Well Spacing / Type: 80 acres/Hz Depth: 7,500' TVD / 10,500' MD

Ft. Worth Basin - SE Barnett Shale Play Play Economics Rate of Return (Pre-tax) Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s) Year Type 1 0 1412 1 1389 2 1323 3 1266 4 1213 5 1166 6 1123 7 1084 8 1049 9 1015 10 986 11 958 12 932 13 907 14 884 15 863 16 842 17 823 18 805 19 787 20 771 21 755 22 741 23 728 24 714 25 701 26 689 27 677 28 666 29 655 30 645 31 635 32 625 33 616 34 607 35 599 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Type Curve Month Gross Production (Mcfe/d) Line 1 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 6 0.23 7 0.32 8 0.41 9 0.5 10 0.61 Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -3500 1 -1999 2 -584 3 505 4 1404 5 2178 6 2858 7 3468 8 4023 9 4534 10 5006 11 5447 12 5856 13 6238 14 6593 15 6923 $/Mcf Year 26 Gross Reserves: 2.0 Bcf Gas WI/NRI(Avg): 50% / 40% (Operated and Non-Operated) D&C Capex: $3.5 Million F&D Costs: $2.19/Mcfe (6:1); $2.19/Mcfe (10:1) Type Curve ROR: 41% at $8/Mcf Henry Hub Drilling History: 14 Horizontal Wells Drilled and Completed in the Last Year Well Spacing / Type: 80 acres/Hz Depth: 7,500' TVD / 10,500' MD

27 Barnett Shale - Major Pipelines

Permian Basin Overview Areas of Interest 28 Proved Reserves: 8.6 Bcfe Probable Reserves: 53.8 Bcfe Total Net Acres: 82,500 Potential Drilling Locations: 4,038 at 80-Acre Spacing Current Net Production: 612 Mcfe/d 2007 Wells Drilled: 5 Wells at 100% Success Rate 2008 1st Half Wells Drilled: 7 Wells at 100% Success Rate 2008 2nd Half Planned New Wells: 7 Wells Snapshots First Operated Well Currently Waiting on Completion; Second Operated Well Currently Drilling 3D Seismic Acquisition In Progress on Terrell County Acreage Up to 1.5 Tcfe of Gas in Place per Section Multi-Pay Potential in the Woodford, Barnett, Atoka, and Wolfcamp shales Key Partners Include Chesapeake, Alpine, and ConocoPhillips Highlights

Year Type 1 0 2703 1 2462 2 2211 3 2013 4 1856 5 1727 6 1618 7 1525 8 1442 9 1374 10 1313 11 1257 12 1206 13 1160 14 1118 15 1079 16 1044 17 1012 18 982 19 954 20 928 21 905 22 883 23 861 24 841 25 822 26 804 27 787 28 771 29 755 30 741 31 727 32 713 33 701 34 689 35 678 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Permian Basin - Vertical Well Play Economics Rate of Return (Vertical Well, Pre-tax) Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s) Month Type Curve (Vertical Well) Gross Production (Mcfe/d) Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -5000 1 -3041 2 -1385 3 -236 4 669 5 1427 6 2080 7 2658 8 3178 9 3653 10 4088 11 4493 12 4868 13 5219 14 5543 15 5845 Vertical well Horizontal well Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 6 0.13 0.27 7 0.19 0.38 8 0.25 0.48 9 0.31 0.59 10 0.38 0.69 $/Mcf Year 29 Gross Reserves: 4 Bcf Gas WI / NRI(Avg): 50% / 37.5% (Operated) D&C Capex: $5 Million F&D Costs: $1.67/Mcfe (6:1); $1.67/Mcfe (10:1) Type Curve ROR: 25% at $8/Mcf Henry Hub Drilling History: First Well Currently Waiting On Completion Well Spacing: 40 Acres Depth: 9,000-13,000 ft TVD

Year Type 1 0 4440 1 3949 2 3478 3 3132 4 2860 5 2641 6 2460 7 2304 8 2177 9 2066 10 1965 11 1876 12 1796 13 1724 14 1658 15 1599 16 1545 17 1495 18 1449 19 1406 20 1368 21 1332 22 1297 23 1265 24 1234 25 1205 26 1178 27 1152 28 1128 29 1105 30 1083 31 1062 32 1043 33 1024 34 1006 35 989 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Permian Basin - Horizontal Well Play Economics Rate of Return (Vertical Well, Pre-tax) Cumulative Well Cash Flow Profile at $8.00 Henry Hub ($000s) Month Type Curve (Vertical Well) Gross Production (Mcfe/d) Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -8000 1 -5194 2 -2589 3 -833 4 537 5 1681 6 2666 7 3538 8 4324 9 5042 10 5702 11 6317 12 6889 13 7425 14 7924 15 8389 Vertical well Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 6 0.12 7 0.16 8 0.22 9 0.27 10 0.33 $/Mcf Year 30 Gross Reserves: 6 Bcf Gas WI / NRI(Avg): 50% / 37.5% (operated) D&C Capex: $8 Million F&D Costs: $1.78/Mcfe (6:1); $1.78/Mcfe (10:1) Type Curve ROR: 22% at $8/Mcf Henry Hub Drilling History: First Well Currently Drilling Well Spacing: 80 Acres Depth: 9,000-13,000 ft TVD 12,000 - 16,000' MD

Permian Basin - Major Pipelines/Gathering 31

Williston Basin - Bakken Shale Play Overview Areas of Interest 32 Proved Reserves: 0.5 Bcfe Probable Reserves: 39.4 Bcfe Total Net Acres: 23,500 Potential Drilling Locations: 118 2008 Planned New Wells: 4 Wells Snapshots Crusader Operated with High Average Working Interest (60%) First Well is Being Completed; Second Well is Drilling; participation in XTO {Headington} development continues Technology Transfer of Multi-Stage Fracturing in Horizontal Wells Leasehold is Adjacent to Very Active Drilling Development Plan to Keep One Rig Active Through 2009 with Opportunity to Accelerate Later Key Partners Include Marsh-Burnett, Headington (XTO), Continental Resources Highlights

Williston Basin - Bakken Shale Play Play Economics Rate of Return (Pre-tax) Cumulative Well Cash Flow Profile at $80.00 NYMEX ($000s) Year Type 1 0 1437 1 1335 2 1245 3 1151 4 1071 5 999 6 939 7 885 8 836 9 793 10 755 11 721 12 690 13 661 14 633 15 610 16 586 17 566 18 546 19 527 20 510 21 496 22 479 23 467 24 460 25 441 26 429 27 418 28 408 29 397 30 387 31 378 32 370 33 361 34 355 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Month Type Curve Gross Production (Mcfe/d) Area 1 Area 5 Area 6 Area 7 Area 8 Area 9 Area 10 Area 11 Area 12 Area 13 Area 14 Area 15 Area 16 0 -4500 1 -1190 2 970 3 2400 4 3465 5 4310 6 5004 7 5591 8 6095 9 6536 10 6925 11 7268 12 7573 13 7842 14 8080 15 Line 1 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 60 0.2 70 0.29 80 0.4 90 0.52 100 0.65 $/Bbl Year 33 Gross Reserves: 250 MBbl Oil and 400 Mmcf Gas WI / NRI(Avg): 60% / 48% (Operated) D&C Capex: $4.5 Million F&D Costs: $2.96/Mcfe (6:1); $1.94/Mcfe (10:1) Type Curve ROR: 62% at $8/Mcf Henry Hub and $100/Bbl NYMEX Drilling History: First Well Waiting on Completion; Second Well Currently Drilling Well Spacing/Type:: 3 Wells/Section Depth: 10,000' TVD 14,000' MD

Williston Basin - Major Pipelines 34

35 Why Buy KRU? Crusader Energy Group Inc. AMEX: KRU